                                                                   EXHIBIT 10.12

                                     LEASE

                       MORENO CORPORATE CENTER, L.L.C.,
                       --------------------------------
                     a Delaware limited liability company

                                   Landlord


                                      and


                          THE KEITH COMPANIES, INC.,
                          --------------------------
                           a California corporation,
         formerly known as The Keith Companies - Inland Empire, Inc., a California corporation


                                    Tenant

                                TABLE OF CONTENTS
                                -----------------

                                                                                                 Page
                                                                                                 ----
1.      TERM.................................................................................
2.      BASIC ANNUAL RENT AND SECURITY DEPOSIT...............................................
3.      ADDITIONAL RENT......................................................................
4.      IMPROVEMENTS AND ALTERATIONS.........................................................
5.      REPAIRS..............................................................................
6.      USE OF PREMISES......................................................................
7.      UTILITIES AND SERVICES...............................................................
8.      NONLIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE..............................
9.      FIRE OR CASUALTY.....................................................................
10.     EMINENT DOMAIN.......................................................................
11.     ASSIGNMENT AND SUBLETTING............................................................
12.     DEFAULT..............................................................................
13.     ACCESS; CONSTRUCTION.................................................................
14.     BANKRUPTCY...........................................................................
15.     SUBSTITUTION OF PREMISES.............................................................
16.     SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES.....................................
17.     SALE BY LANDLORD; NONRECOURSE LIABILITY..............................................
18.     PARKING; COMMON FACILITIES...........................................................
19.     MISCELLANEOUS........................................................................
        (a)       Attorneys' Fees............................................................
        (b)       Waiver.....................................................................
        (c)       Notices....................................................................
        (d)       Labor......................................................................
        (e)       Security...................................................................
        (f)       Storage....................................................................
        (g)       Holding Over...............................................................
        (h)       Condition of Premises......................................................
        (i)       Quiet Possession...........................................................
        (j)       Matters of Record..........................................................
        (k)       Project Financing..........................................................
        (1)       Successors and Assigns.....................................................
        (m)       Brokers....................................................................
        (n)       Name.......................................................................
        (o)       Examination of Lease; Confidentiality......................................
        (p)       Time.......................................................................
        (q)       Defined Terms and Marginal Headings........................................
        (r)       Conflict of Laws; Prior Agreements; Separability...........................
        (s)       Authority..................................................................
        (t)       Common Areas...............................................................
        (u)       Joint and Several Liability................................................
        (v)       Rental Allocation..........................................................
        (w)       Rules and Regulations......................................................
        (x)       Financial Statements.......................................................
        (y)       Termination................................................................

                                      LEASE

          THIS LEASE ("LEASE") is made and entered into as of the 1st day of January 1, 1996, by and between Moreno Corporate Center, L.L.C., a Delaware limited liability company ("LANDLORD"), and The Keith Companies, Inc., a California corporation ("TENANT"), formerly known as The Keith Companies -Inland Empire, Inc., a California corporation, with regard to the premises located at 22690 Cactus Avenue, Floors 2 and 3, Moreno Valley, California.

     NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual covenants and agreements set forth in this Lease, Landlord and Tenant hereby agree as follows:

                            BASIC LEASE PROVISIONS

          The following is a summary of lease provisions ("BASIC LEASE PROVISIONS") intended for convenient use by Landlord and Tenant. If the letters N/A appear in the Basic Lease Provisions, they mean that the particular item in the Basic Lease Provision is not applicable to this Lease. Unless expressly modified in this Lease, the following terms, words and figures set forth in the Basic Lease Provisions are part of this Lease wherever reference is made to them in this Lease, whether capitalized or lower case:

1.   Tenant:    The Keith Companies, Inc., a California corporation ("TENANT")

2.   Building:  Moreno Valley Corporate Center

     Address:   22690 Cactus Street
                Moreno Valley, California

3. Description of Premises: approximately 21,015 square feet located on the third (3rd) floor, together with approximately 6,999 square feet located on the second (2nd) Floor, together with 721 square feet comprising a field office and computer room located on the first (1st) floor

     Rentable Area: 28,735 square feet (See Exhibit "A")

4.   Tenant's Proportionate Share of the Building: 46.18 %

5.   Subject to the terms of Section 2 of the Lease, Basic Annual Rent:
     $572,401.12. Basic Annual Rent shall include the following increases:

     a. An eight percent (8%) increase in the month following Month Twenty-four (24) of the Term;

     b. An eight percent (8%) increase in the month following Month Forty-eight (48) of the Term; and

     c. An eight percent (8%) increase every twenty-four months thereafter for the Term of the Lease and any extensions thereof;

     PROVIDED, HOWEVER, subject to the terms and conditions herein Landlord hereby covenants and agrees to abate a portion of the Basic Annual Rent ("Abated Rent"), so that the amount of Basic Annual Rent payable under this Lease, after taking into account such rent abatement, shall equal Four Hundred Thirty-one Thousand Twenty-five Dollars ($431,025) so long as Tenant is not in default. Such reduced Basic Annual Rent shall likewise be increased in accordance with the increases set forth in Sections 5a., 5b., and 5c., of these Basic Lease Provisions. If Tenant shall default under the terms of this Lease, Tenant acknowledges and agrees that (i) the Basic Annual Rent shall be payable in full without regard to any such rental abatement and (ii) Tenant shall immediately pay to Landlord an amount equal to the Abated Rent not paid by Tenant plus interest thereon calculated at the Default Rate from the date each sum of Abated Rent would have been payable if not abated hereunder.

6. Initial Monthly Installment of Basic Annual Rent: $47,700 ($1.66 per square foot of Rentable Area), unabated, and $35,918.75 ($1.25 per square foot of Rentable Area) after deducting the Abated Rent. Concurrently upon Tenant's execution of this Lease, Tenant shall cause the delivery to Landlord of a promissory note in the original face amount of $273,892.96 in the form and substance attached as Exhibit "B" to that certain Agreement Regarding Lease entered into currently herewith by and between the parties to this Lease. Said note is payment of rent for the first eight months of the Term. A default under said note shall also constitute a default under this Lease.

7.   Security Deposit: None, except as expressly provided in Section 2(c)

8.   Base Year: 1995

9.   Term: Five (5) years and nine (9) months

10.  Commencement Date: January 1, 1996

11.  Broker: None

12.  Permitted Use: General Office

13. Number of Parking Spaces (See Paragraphs 18): Not more than 94 vehicle parking spaces which includes Tenant's pro rata share of visitor parking spaces for the Building.

14.  Addresses for Notices:

     To:  Tenant                    To:   Landlord

     The Keith Companies, Inc.            c/o Oaktree Capital Management, L.L.C.
     2955 Red Hill Avenue                 550 South Hope Street
     Costa Mesa, California 92626         22nd Floor
     Attention: Aram H. Keith             Los Angeles, California 90071
     Telephone: (714) 540-0800            Attention: W. Gregory Geiger
                                          Telephone: (213) 614-0900
                                          Telecopier: (213) 694-1592

                                          With a copy to:
                                          Paul, Hastings, Janofsky & Walker
                                          555 South Flower Street
                                          23rd Floor
                                          Los Angeles, California 90071
                                          Attention: Philip N. Feder, Esq.
                                          Telephone: (213) 683-6298
                                          Telecopier: (213) 627-0705

15. All payments payable under this Lease shall be sent to Landlord at the address specified in Item 14 or to such other address as Landlord may designate.

16.  Guarantors:    Keith Engineering, Inc., a California corporation dba The
                    Keith Companies The Keith Companies - North Counties, Inc., a California corporation Keith International, Inc., a
                    California corporation The Keith Companies - Hawaii, Inc., a
                    Hawaii corporation


[SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, the parties have executed this Lease, consistent with foregoing Recitals, Basic Lease Provisions, the provisions of the Standard Lease Provisions ("STANDARD PROVISIONS") (consisting of Paragraphs 1 through 19 which follow) and Exhibits "A" through "E", inclusive, all of which are incorporated herein by this reference. In the event of any conflict between the provisions of the Basic Lease Provisions and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

                   "Landlord"                                 "Tenant"

Moreno Corporate Center, L.L.C.                    The Keith Companies, Inc.
a Delaware limited liability company               a California corporation

By:    TCW Asset Management Company,               By: /s/ A.H. Keith
       a California corporation,                   Its: President
       its manager

       By: /s/ Russel S. Bernard                   By: /s/ Floyd S. Reid
       Its:                                        Its: Secretary

       By: /s/ Wm. Gregory Geiger
       Its:

                           STANDARD LEASE PROVISIONS

          Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions set forth herein, the Premises, more particularly described in Item 3 of the Basic Lease Provisions. The Premises are located in that certain office building ("BUILDING"), located on that certain land ("LAND") described on Exhibit "A" attached hereto, which is also improved with landscaping, parking facilities and other improvements and appurtenances. The Land, together with all such improvements and appurtenances and the Building, are, subject to Paragraph 18, collectively referred to herein as the "PROJECT". However, Landlord reserves the right to make such changes, additions and/or deletions to the Land, the Building and the Project as it shall determine from time to time.

1.   TERM

          (a) Unless earlier terminated in accordance with the provisions hereof, the initial term of this Lease shall be the period shown in Item 9 of the Basic Lease Provisions. All references to the term of this Lease shall include any extension agreed to in writing by Landlord.

          (b) This Lease shall be a binding contractual obligation effective upon execution hereof by Landlord and Tenant.

2.   BASIC ANNUAL RENT AND SECURITY DEPOSIT

          (a) Tenant agrees to pay each Lease Year (defined below) of the term of this Lease as Basic Annual Rent ("BASIC ANNUAL RENT") for the Premises the sums shown for such periods in Item 5 of the Basic Lease Provisions. For purposes of this Lease, a "LEASE YEAR" shall be each 12 calendar month period commencing on (i) the Commencement Date (or anniversary thereof) if the Commencement Date occurs on the first day of a month, or otherwise (ii) on of the first day of the calendar month following the Commencement Date (or anniversary thereof). Subject to Tenant's fulfilling all its obligations under this Lease, Landlord has agreed to reduce the rent payable hereunder from $1.66 per square foot to $1.25 per square under this Lease, such difference being referred to herein as the "ABATED RENT".

          (b) Except as expressly provided to the contrary herein, Basic Annual Rent shall be payable in equal consecutive monthly installments, in advance, without deduction or offset, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter. The Installment payable upon execution, described in Item 6 of the Basic Lease Provisions, and all amounts to be paid to Landlord by Tenant as set forth in Paragraph F of the Agreement above, shall be payable upon Tenant's execution of this Lease. If the Commencement Date is a day other than the first day of a calendar month, then the Rent (defined below) for the Partial Lease Month ("PARTIAL LEASE MONTH RENT") shall be calculated on the per them basis shown therefor in Item 5 of the Basic Lease Provisions for the number of days of such month from and including the Commencement Date. The Partial Lease Month Rent shall be payable by Tenant prior to the date that Tenant takes possession or commences use of the Premises for any business purpose (including moving in). Basic Annual Rent, all forms of additional rent payable hereunder by Tenant and all other amounts, fees, payments or charges payable hereunder by Tenant shall (i) each constitute rent payable hereunder (and shall sometimes collectively be referred to herein as "RENT"), (ii) be payable to Landlord when due without any prior demand therefor in lawful money of the

United States and, except as may be expressly provided to the contrary herein, without any offset or deduction whatsoever and (iii) be payable to Landlord at the address of Landlord described in Item 2 of the Basic Lease Provisions or to such other person or to such other place as Landlord may from time to time designate in writing to Landlord. It is expressly understood and agreed that in the event Tenant shall default hereunder the amount of the Abated Rent shall become immediately due and payable.

          (c) If Tenant shall be in default on three (3) or more occasions with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of Rent or the cleaning or restoration of the Premises upon the termination of this Lease, Landlord may require that Tenant pay to Landlord as part of Tenant's curing of such default a security deposit ("SECURITY DEPOSIT") in an amount equal to a the amount of Basic Annual Rent and Additional Rent payable by Tenant for the three (3) month prior expiring immediately prior to the date Landlord shall have given Tenant notice of such default. Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit (i) for the payment of any Rent or any other sum in default, (ii) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default hereunder, or
(iii) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default hereunder, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises following a default by Tenant hereunder. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the appropriate amount, as required to be maintained by Tenant hereunder. If Tenant shall fully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 14 days following the expiration of the term of this Lease; provided, however, that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 3 below has been determined and paid to Landlord in full.

          (d) The parties agree that for all purposes hereunder the Premises shall be stipulated to contain the number of square feet of Rentable Area (defined in Exhibit "A") described in Item 3 of the Basic Lease Provisions. Upon the request of Landlord, Landlord's Space Planner shall verify the exact number of square feet of Rentable Area in the Premises. In the event there is a variation of 3% or more from the number of square feet specified in Item 3 of the Basic Lease Provisions, Landlord and Tenant shall execute an amendment to this Lease for the purpose of making appropriate adjustments to the Basic Annual Rent, the Security Deposit, Tenant's Proportionate Share (defined below) and such other provisions hereof as shall be appropriate under the circumstances.

3.   ADDITIONAL RENT

          (a) Subject to the provisions of this Lease, if Operating Costs (defined below) for the Project for any calendar year during the term of this Lease exceed Base Operating Costs (defined below), Tenant shall pay to Landlord as additional rent an amount equal to Tenant's Proportionate Share of such excess.

          (b) "TENANT'S PROPORTIONATE SHARE" is, subject to the provisions of this Paragraph 3, the percentage number described in Item 4 of the Basic Lease Provisions. Tenant's Proportionate Share represents a fraction, the numerator of which is the number of square feet of

Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in the Project, as determined by Landlord pursuant to Paragraph 2(d) above.

          (c) "BASE OPERATING COSTS", during the term of this Lease equals the product of (i) Operating Costs for the Project during Base Year referred to as
Item 8 of the Basic Lease Provisions and (ii) the number of square feet of Rentable Area contained in the Project. Operating Costs for the Base Year during which actual occupancy of the Project is less than 95% of the Rentable Area of the Project shall be appropriately adjusted to reflect 95% occupancy of the existing Rentable Area of the Project during such period.

          (d) "OPERATING COSTS" means all costs, expenses and obligations incurred or payable by Landlord in connection with the operation, ownership, repair, management or maintenance of the Project during or allocable to the term of this Lease, including without limitation, the following:

              (i) All real property taxes, assessments, license fees, excises, levies, charges or impositions and other similar governmental ad valorem or other charges levied on or attributable to the Project or its ownership, operation or transfer, and all taxes, charges, assessments or similar impositions imposed in lieu of the same (collectively, "REAL ESTATE TAXES"). "Real Estate Taxes" shall also include all taxes, assessments, license fees, excises, levies, charges or similar impositions imposed by any governmental agency, district, authority or political subdivision (A) on any interest of Landlord, any mortgagee of Landlord or any interest of Tenant in the Project, the Premises or in this Lease, or on the occupancy or use of space in the Project or the Premises; (B) on the gross or net rentals or income from the Project, the Rent received hereunder, or on Landlord's "right" or "rights" to any of the foregoing or on Landlord's business of leasing the Premises, the Building or the Project, including, without limitation, any gross income tax or excise tax levied by any federal, state or local governmental entity with respect to the receipt of Rent or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Project or portions thereof; (C) measured by the gross square footage of the Project, the Premises, or any portion thereof, or by the number of actual, estimated or potential occupants of the Project, the number of vehicular trips generated by or associated with the Project, or the number of parking spaces contained within the Project, or for any transportation, arts, housing or environmental plan, fund or system instituted within or for any geographic area in which the Building is located, or any similar measure; (D) on the transfer of or the transaction represented by this Lease or any lease of space in the Project or on any document creating or transferring an interest in this Lease;
(E) on the construction, removal or alteration of improvements in the Project;
(F) for the provision of amenities, services or rights of use, whether or not exclusive, public, quasi-public or otherwise made available on a shared use basis, including amenities, services or rights of use such as fire protection, police protection, street, sidewalk, lighting, sewer or road maintenance, refuse removal or janitorial services or for any other service, without regard to whether such services were formerly provided by governmental or quasi-governmental agencies to property owners or occupants at no cost or at minimal cost; and (G) related to any transportation plan, fund or system instituted within the geographic area of the Project or otherwise applicable to the Premises, the Project or any portion thereof. "Real Estate Taxes" shall not include any income, capital stock, estate or inheritance tax imposed by the State of California or the federal government; and

              (ii) The cost of utilities (including taxes and other charges incurred in connection therewith, but, subject to the provisions of Paragraph 7, excluding the cost of Tenant's electrical current usage within its Premises, which usage shall be separately metered pursuant to the provisions of Paragraph 7 below), fuel, supplies, equipment, tools, materials, service contracts, janitorial services, waste and refuse disposal, gardening and landscaping, insurance (including, but not limited to, public liability, fire, property damage, flood, rental loss, rent continuation, boiler machinery, business interruption, contractual indemnification, earthquake and All Risk coverage insurance for up to the full replacement cost of the Project and such other insurance as is customarily carried by operators of other first class buildings in the County in which the Project is located) to the extent carried by Landlord in its discretion (and the deductible portion of any insured loss otherwise covered by such insurance), the cost of compensation, including employment, welfare and social security taxes, paid vacation days, disability, pension, medical and other fringe benefits of all persons (including independent contractors) who perform services connected with the operation, maintenance or repair of the Project, personal property taxes on and maintenance and repair of equipment and other personal property used in connection with the operation, maintenance or repair of the Project, such auditors' fees and legal fees as are incurred in connection with the operation, maintenance or repair of the Project, costs incurred for administration and management of the Project, whether by Landlord or by an independent contractor, administrative expenses, management fees (which shall not exceed management fees customarily charged by first class managers of comparable properties unaffiliated with Landlord), management office operational expenses, rental expenses for or a reasonable allowance for depreciation of, personal property used in the operation, maintenance or repair of the Project, license, permit and inspection fees, all costs and expenses required by any governmental or quasigovernmental authority or by applicable law, for any reason, including capital improvements, whether capitalized or not, the cost of any capital improvements made to the Project by Landlord that improve lifesafety systems or reduce operating expenses (such costs to be amortized over such reasonable periods as Landlord shall determine with a return on capital at such rate as would have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements), the cost of air conditioning heating, ventilating, plumbing, elevator maintenance and repair, sign maintenance, and Common Area (defined in Paragraph 18) repair, resurfacing, operation and maintenance, the cost of providing security services, if any, deemed appropriate by Landlord, and any other cost or expense incurred or payable by Landlord in connection with the operation, repair, management or maintenance of the Project. Notwithstanding anything to the contrary contained herein, Operating Costs shall not include the following: (i) all items and services for which Tenant or any other tenant in the Building reimburses Landlord directly and not part of Operating Costs; (ii) penalties and charges incurred by Landlord on account of Landlord's failure to comply with applicable law; (iii) the costs of any decorative upgrades to the Common Areas which are not intended to repair or replace a wornout or broken Common Area item, to make the Project and related areas safer, to make the Project more efficient or to comply with any applicable laws; (iv) depreciation except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation would otherwise have been included in the charge for such third party's services; (v) leasing commissions, attorneys' fees, marketing costs, advertising expenses, payments, credits, free rent, lease takeover obligations, other inducements and other costs and expenses incurred in connection with the leasing of space, or negotiations or disputes with present or prospective tenants or other occupants of the Building concerning their particular leased premises; (vi) costs incurred by Landlord as a result of a breach of lease by another tenant; and (vii) expenses for any services or other benefits which are not offered to Tenant or for which Tenant or any other tenant is charged directly; and (viii) any repairs or replacements Landlord makes to the premises of any other tenant which, if made to the Premises, would be the obligation of Tenant at it's sole cost and expense under the terms of this Lease.

          (e) Operating Costs for any calendar year during which actual occupancy of the

Project is less than 95% of the Rentable Area of the Project shall be appropriately adjusted to reflect 95% occupancy of the existing Rentable Area of the Project during such period. In determining Operating Costs, if any services or utilities are separately charged to tenants of the Project or others, Operating Costs shall be adjusted by Landlord to reflect the amount of expense which would have been incurred for such services or utilities on a full time basis for normal Project operating hours. In the event (i) the Commencement Date shall be a date other than January 1, (ii) the date fixed for the expiration of the term shall be a date other than December 31, (iii) of any early termination of this Lease, or (iv) of any increase or decrease in the size of the Premises, then in each such event, an appropriate adjustment in the application of this Paragraph 3 shall, subject to the provisions of this Lease, be made to reflect such event on a basis determined by Landlord to be consistent with the principles underlying the provisions of this Paragraph 3.

          (f) Prior to the commencement of each calendar year of the term following the Commencement Date, Landlord shall have the right to give to Tenant a written estimate of Tenant's Proportionate Share of the projected excess, if any, of the Operating Costs for the Project for the ensuing year over the Base Operating Costs. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance on the first day of each month during such year. Subject to the provisions of this Lease, Landlord shall endeavor to furnish to Tenant within a reasonable period after the end of each calendar year, a statement indicating in reasonable detail the excess of Operating Costs over Base Operating Costs for such period and the parties shall, within 30 days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of such excess as indicated by such annual statement. Any payment due Landlord shall be payable by Tenant on demand from Landlord. Any amount due Tenant shall be credited against installments next becoming due under this Paragraph 3 (f).

          (g) Tenant shall pay 10 days before delinquency, all taxes and assessments (i) levied against any personal property or trade fixtures of Tenant in or about the Premises, (ii) based upon the gross or net Rent payable hereunder and (iii) based upon this Lease or any document to which Tenant is a party creating or transferring an interest in this Lease or an estate in all or any portion of the Premises. If any such taxes or assessments are levied against Landlord or Landlord's property or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures, Tenant shall upon demand reimburse Landlord for the taxes and assessments so levied against Landlord, or such taxes, levies and assessments resulting from such increase in assessed value.

          (h) Any delay or failure of Landlord in (i) delivering any estimate or statement described in this Paragraph 3, or (ii) computing or billing Tenant' s Proportionate Share of excess Operating Costs shall not constitute a waiver of its right to require an increase in Rent, or in any way impair, the continuing obligations of Tenant under this Paragraph 3. Without limiting the generality of the foregoing, Landlord may at any time during the terms hereof recalculate and correct the amount of Tenant's Proportionate Share of excess Operating Costs, and Tenant shall pay any amount due on demand by Landlord. In the event of any dispute as to any Rent due under this Paragraph 3, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at the accounting office of Landlord's management company. If after such inspection, Tenant still disputes such additional rental, upon Tenant's written request therefor, a certification as to the proper amount of Operating Costs and the amount due to or payable by Tenant shall be made by Landlord's independent certified public accountant. Such certification shall be final and conclusive as to all parties. Tenant agrees to pay the cost of such certification and the investigation with respect thereto and no adjustments in Tenant's favor shall be made unless it is determined that Landlord's original statement was in error in Landlord's favor by more than 5%. Tenant waives the right to dispute any matter relating to the calculation of Operating Costs or other forms of Rent under this Paragraph 3 if any claim or dispute is not asserted by Tenant in writing to Landlord within one
(1) year of delivery to Tenant of the original billing statement with respect thereto.

              (i) Subject to the provisions of this Paragraph 3, the rights and obligations of Landlord and Tenant with respect to payments to be made hereunder in regard to excess Operating Costs incurred or allocable to periods prior to the expiration or sooner termination of this Lease shall survive such expiration or termination.

4.   IMROVEMENTS (Sic.) AND ALTERATIONS

          (a) Tenant has accepted the Premises demised under the Lease, and Landlord has completed all construction and improvements required under the terms of the Lease to be completed by Landlord. Tenant understands, acknowledges and agrees that Landlord has absolutely no obligations with respect to any improvements for the Premises, except as may be specifically set forth in this Lease. To the best of Tenant's knowledge, Tenant does not have any claim or demand for additional sums from Landlord in connection with the installation of Tenant's improvements.

          (b) Tenant shall not make any alterations, additions or improvements to the Premises (collectively, "ALTERATIONS") without (i) the prior written consent of Landlord (unless such Alterations (a) do not affect the structural portions of the Building or the electrical, mechanical, plumping (Sic.), telecommunications or other utility systems of the Building (b) do not affect any other occupant in the Building, (c) are not visible from the exterior of the Premises and (d) do not exceed $5,000 in the aggregate, and Tenant nevertheless provides Landlord with at least ten (10) days written notice prior to the commencement of the making such Alterations) and (ii) compliance with such nondiscriminatory requirements concerning such Alterations as may be imposed by Landlord from time to time. Without limiting the foregoing, Landlord may require, at a minimum, compliance with the requirements set forth in Exhibit "C" attached hereto. All Alterations shall be made by Tenant at Tenants sole cost and shall be diligently prosecuted to completion. The cost of any modifications of Project improvements outside or inside of the Premises required by any governmental agency as a condition or the result of Tenant's Alterations shall be borne by Tenant. Any contractor or person making such Alterations shall first be approved in writing by Landlord. Upon the expiration or earlier termination of this Lease, Landlord may elect to have Tenant either (i) surrender with the Premises any or all of such Alterations as Landlord shall determine (except trade fixtures not attached to the Premises), in which case such Alterations shall become the property of Landlord, or (ii) promptly remove any or all of such Alterations designated by Landlord to be removed, in which case, Tenant shall repair and restore the Premises to its original condition as of the date of this Lease, reasonable wear and tear excepted. Notwithstanding the foregoing, upon the expiration or earlier termination of this Lease, Tenant may remove all Hermann Miller panels from the Premises, provided Tenant repairs all damage to the Premises resulting therefrom.

          (c) Tenant shall keep the Premises, the Building and the Project free from any and all liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within 10 days following the imposition of any such lien, cause the same to be released of record by payment or posting of a bond in a form and issued by a surety acceptable to Landlord, Landlord shall have the right, but not the obligation, to cause such lien to be released by such means as it shall deem proper (including payment of or defense against the claim giving rise to such lien); in such case, Tenant shall reimburse Landlord for all amounts so paid by Landlord in connection therewith, together with all of Landlord's costs and expenses, with interest thereon at the Default Rate (defined below). Such rights of Landlord shall be in addition to all other remedies provided herein or by law.

5.   REPAIRS

          (a) Landlord shall use commercially reasonable efforts to keep the Common Areas of the Building and the Project in a clean and neat condition. Subject to subparagraph (b) below, Landlord shall make all necessary repairs, within a reasonable period following receipt of notice of the need therefor from Tenant, to the exterior walls, exterior doors and windows of the Building, and to public corridors and other public areas of the Project not constituting a portion of any tenant's premises, and shall use commercially reasonable efforts to keep all Building standard equipment used by Tenant in common with other tenants in good condition and repair, reasonable wear and tear excepted. Landlord shall, however, provide janitorial services to the Premises. Except as provided in Paragraph 9, there shall be no abatement of Rent and Landlord shall not be liable for any injury to, or damage suffered by Tenant, including without limitation, interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project. Tenant waives the right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code, and under all other similar laws, statutes or ordinances now or hereafter in effect.

          (b) Tenant, at its expense shall keep the Premises and all fixtures contained therein in a safe, clean and neat condition, reasonable wear and tear excepted. In that regard, Tenant shall be responsible for making at Tenant's sole cost and expense all repairs and replacements to the Premises, except as otherwise provided herein. In connection with any work required to be performed at the expense of Tenant, Tenant shall use contractors selected by Landlord of all facilities located in the Premises, including, without limitation, lavatory, shower, toilet, wash basin and kitchen facilities, and heating and air conditioning systems (including all plumbing connected to said facilities or systems installed by or on behalf of tenant or existing in the Premises at the time of Landlord's delivery of the Premises to Tenant). Tenant shall make all repairs and replacements to the Premises using materials of equal or better quality than that repaired or replaced. Tenant shall do all decorating, remodeling, alteration and painting required by Tenant during the term of this Lease.

          (c) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in a safe, clean and neat condition reasonable wear and tear excepted; in the event that Tenant defaults with respect to this provision, in addition to any and all other remedies of Landlord, Landlord may use, apply or retain all or any part of any Security Deposit with respect to such default. Tenant shall remove from the Premises all trade fixtures (which are not required to be surrendered with the Premises pursuant to the provisions of Paragraph 4(b) hereof), furnishings and other personal property of Tenant, shall repair all damage caused by such removal, and shall restore the Premises to its original condition, reasonable wear and tear excepted. In addition to all other rights Landlord may have, in the event Tenant does not so remove any such fixtures, furnishings or personal property, Tenant shall be deemed to have abandoned the same, in which case Landlord may store the same at Tenant's expense, appropriate the same for itself, and/or sell the same in its discretion.

6.   USE OF PREMISES

          (a) Tenant shall use the Premises only for the purposes set forth in
Item 12 of the Basic Lease Provisions and shall not use the Premises or permit the Premises to be used for any other purpose.

          (b) Tenant shall not at any time use or occupy the Premises, or permit any act or omission in or about the Premises in violation of any law, statute, ordinance or any governmental rule, regulation or order (collectively, "LAW") and Tenant shall, upon written notice from Landlord, discontinue any use of the Premises which is a violation of Law. If any Law shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to (i) modification, operation or other maintenance of the Premises, the Building or the Project, or (ii) the use, alteration or occupancy thereof, Tenant shall comply in full at its expense with such Law.

          (c) Tenant shall not at any time use or occupy the Premises in violation of the certificates of occupancy issued for the Building or the Premises, and in the event that any department of the State of California or the city or county in which the Project is located shall at any time contend or declare that the Premises are used or occupied in violation of such certificate or certificates of occupancy, any Law or any recorded covenants, conditions and restrictions affecting the Project, Tenant shall, upon five days' notice from Landlord or any such governmental agency, immediately discontinue such use of the Premises (and otherwise immediately remedy such violation). The failure by Tenant to discontinue such use shall be considered a default under this Lease and Landlord shall have the right to exercise any and all rights and remedies provided herein or by Law. The statement in this Lease of the nature of the business to be conducted by Tenant in the Premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business will continue to be lawful or permissible under any certificate of occupancy issued for the Building or the Premises, or otherwise permitted by Law.

          (d) Tenant shall not do or permit to be done anything which may invalidate or increase the cost of any All Risk, property damage, liability or other insurance policy covering the Building, the Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. In addition to all other remedies of Landlord, Landlord may require Tenant, promptly upon demand, to reimburse Landlord for the full amount of any additional premiums charged for such policy or policies by reason of Tenant's failure to comply with the provisions of this Paragraph 6.

          (e) Tenant shall not in any way interfere with the rights or quiet enjoyment of other tenants or occupants of the Premises, the Building or the Project. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises, the Building or the Project. Tenant shall not place a load upon any portion of the Premises exceeding the structural floor load (per square foot of area) which such area was designated (and is permitted by Law) to carry or otherwise use any Building system in excess of its capacity or in any other manner which may damage such system or the Building. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in locations and in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not commit or suffer to be committed any waste in, on, upon or about the Premises, the Building or the Project.

          (f) As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, including, without limitation, (i) any material or substance which is defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "hazardous material" under any federal, state or local law, statute, ordinance or any governmental rule, regulation or order governing or in any way relating to the release, use generation, handling, leakage, dumping, discharge or disposal of any of the above (collectively, "HAZARDOUS MATERIAL LAWS") (ii) petroleum or any petroleum derivative, (iii) any flammable explosive or radioactive material, (iv) any polychlorinated biphenal and (v) asbestos or any asbestos containing material or derivative. Tenant hereby agrees that (i) Tenant and each of its Affiliates (defined below), assignees, subtenants, and their respective agents, servants, employees, representatives and contractors shall not bring onto the Premises or the Project any Hazardous Material (other than customary amounts of Hazardous Materials used for office supplies and cleaning materials brought into the Premises by Tenant in the normal course of its tenancy and in full compliance with all Hazardous Material Laws), (ii) Tenant shall immediately notify Landlord in writing in the event Tenant becomes aware of or suspects that there has been any release of any Hazardous Materials in, on or about the Premises or the Project or that any person has stored or otherwise brought onto the Project or any portion thereof any Hazardous Material (other than customary amounts of office supplies and cleaning materials). Tenant agrees to indemnify, defend (with counsel reasonably selected by Landlord), protect and hold Landlord and each of its Affiliates harmless from and against any and all claims, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses, including reasonable attorneys' fees and expenses, consultant fees, and expert fees, together with all other costs and expenses of any kind or nature that arise during or after the term of this Lease directly or indirectly from or in connection with the presence, handling, storage, release or discharge of any Hazardous Material in or into the air, soil, surface water or groundwater at, on, about, under or within the Premises or the Project, or any portion thereof, generated, released, discharged or otherwise brought onto, under, or about the Project by Tenant or any Affiliate thereof. Each of the covenants and agreements of Tenant set forth in this Paragraph 6(f) shall survive the expiration or earlier termination of this Lease.

7.   UTILITIES AND SERVICES

          (a) Provided that Tenant is not in default hereunder, Landlord shall furnish, or cause to be furnished to the Premises, the utility service and other services described in Exhibit "D" attached hereto, subject to the conditions and in accordance with the standards set forth therein and in this Lease.

          (b) Tenant agrees to cooperate fully at all times with Landlord and to comply with all regulations and requirements which Landlord may from time to time prescribe for the use of the utilities and services described herein and in Exhibit "D". Landlord shall not be liable to Tenant for the failure of any other tenant, or its assignees, subtenants, employees, or their respective invitees, licensees, agents or other representatives to comply with such regulations and requirements; provided, however, Landlord shall non-discriminately pursue violations of said regulations and requirements.

          (c) If Tenant requires utility service or other services in quantities greater than, at times other than or of a type or quality different than that generally furnished by Landlord pursuant to Exhibit "D," Tenant shall pay to Landlord, upon receipt of a written statement therefor, Landlord's charge for such additional or different utility service or services; provided, however, if, in Landlord's judgment, such excess or different service cannot be furnished unless additional risers, conduits, feeders, switchboards and/or other facilities are installed in the Building, or otherwise are not then being provided to other tenants in the Project (at the rate or level requested by Tenant), the provision of such additional or different services shall be subject to Landlord's nondiscriminatory requirements and conditions, provided, further however, that in no case shall Landlord have any obligation to provide such additional or different utility or other services if (i) the same is not generally available in first class office buildings in the area of the Project,
(ii) in the case where additional risers, conduits, feeders, switchboards and/or other appurtenances would be required to be installed in the Building to provide such service, (A) the installation, maintenance or use of such facilities is not permitted under applicable Project financing documents, Law or insurance regulations, could result in permanent damage or injury to the Building or Building systems, could create a dangerous or hazardous condition or disturb or interfere with the use, occupancy or quiet enjoyment of other tenants or otherwise adversely affect the income stream, financeability, reputation or value of the Project, (B) Tenant shall not commit in advance to bear the cost (and to provide security satisfactory to Landlord for performance of such obligation) of installation, use, maintenance, repair and removal of such facilities, or (C) Landlord determines in good faith that installation, operation, maintenance and/or removal of such facilities is otherwise infeasible under the circumstances. Subject to the foregoing, Landlord shall, upon reasonable prior notice by Tenant, furnish to the Premises additional elevator, heating, air conditioning and/or cleaning services upon such terms and conditions as shall be reasonably determined by Landlord, including payment of Landlord's charge therefor. In the case of any additional utilities or services to be provided hereunder, Landlord may require a switch and metering system to be installed so as to measure the amount of such additional utilities or services. The cost of installation, maintenance and repair of such system shall be paid by Tenant upon demand.

          (d) Landlord shall not be liable for, and Tenant shall not be entitled to, any damages, abatement (except as expressly provided in subparagraph (f) below) or reduction of Rent, or other liability by reason of any failure to furnish any services or utilities described herein or in Exhibit "D" for any reason, including, without limitation, when caused by accident, breakage, repairs, Alterations or other improvements to the Project, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium or other governmental action, inability to obtain electricity, water or fuel, or any other cause beyond Landlord's reasonable control. Landlord shall be entitled to cooperate with the energy conservation efforts of governmental agencies or utility suppliers. No such failure, stoppage or interruption of any such utility or service shall be construed as an eviction of Tenant, nor shall the same relieve Tenant from any obligation to perform any covenant or agreement under this Lease. In the event of any failure, stoppage or interruption thereof, Landlord shall use reasonable efforts to attempt to restore all services promptly. No representation is made by Landlord with respect to the adequacy or fitness of the Building's ventilating, air conditioning or other systems to maintain temperatures as may be required for the operation of any computer, data processing or other special equipment of Tenant or for any other purpose.

          (e) Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards (including, without limitation, those described in Exhibit "D") for utilities and services.

          (f) In the event that Tenant is prevented from using the Premises or any portion thereof, as a result of any failure of Landlord to provide services or access to the Premises for fifteen

(15) consecutive days during the Lease term ("Eligibility Period"), then Tenant's rent shall be abated or reduced, as the case may be, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using bears to the total rentable area of the Premises during the period Tenant is prevented from conducting its business from the Premises or a portion of the Premises; provided, however, that if Tenant reoccupies and conducts its business from any portion of the Premises during such period, or the Premises are restored such that business may be conducted therein, the rent allocable to such reoccupied portion, based upon the proportion which the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence or could be commenced.

8.   NONLIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE

          (a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord, its partners, shareholders, officers, trustees, affiliates, directors, employees, contractors, agents and representatives (collectively, "AFFILIATES") for any injury or damage to any person or property occurring or incurred in connection with or in any way relating to the Premises, the Building or the Project from any cause, except damage to persons or personal property in the Common Areas caused by the active or gross negligence of Landlord or its agents, employees or contractors in the Common Areas unless such damage is covered (or would be covered if Tenant obtained 100% casualty insurance coverage) by insurance Tenant is required to have under this Lease or otherwise has obtained. Without limiting the foregoing, except as provided in subparagraph 7(f) above, neither Landlord nor any of its Affiliates shall be liable for and there shall be no abatement of Rent for (i) any damage to Tenant's property stored with or entrusted to Affiliates of Landlord, (ii) loss of or damage to any property by theft or any other wrongful or illegal act, or
(iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or the Project or from the pipes, appliances, appurtenances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever or from the acts or omissions of other tenants, occupants or other visitors to the Building or the Project or from any other cause whatsoever, (iv) any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building, whether within or outside of the Project, or (v) any latent or other defect in the Premises, the Building or the Project. In addition and without limitation to the other provisions of subparagraphs (a) and (b) of this Paragraph 8, Tenant agrees that in no case shall Landlord ever be responsible or liable on any theory for any injury to Tenant's business, loss of profits, loss of income or any other form of consequential damage. Tenant shall give prompt notice to Landlord in the event of (A) the occurrence of a fire or accident in the Premises or in the Building, or (B) the discovery of any defect therein or in the fixtures or equipment thereof.

          (b) Tenant shall indemnify, defend (with legal counsel reasonably selected by Landlord), protect and hold Landlord and its Affiliates (including without limitation Oaktree Capital Management, L.L.C.) harmless from and against any and all claims, suits, judgments, losses, costs, obligations, damages, expenses, interest and liabilities, including, without limitation, reasonable attorneys' fees, for any injury or damage to any person or property whatsoever arising out of or in connection with this Lease, the Premises or Tenant' s activities in the Project, including, without limitation, when such injury or damage has been caused in whole or in part by the act, negligence, fault or omission of Tenant, its agents, servants, contractors, employees, representatives, licensees or invitees, except for injury or damage sustained to Tenant or Tenant's agents, servants, employees, representatives, licensee or invitees in the Common Areas by reason of the active or gross negligence of Landlord or its agents, employees or contractors in the Common Areas, unless such damage is covered (or would be covered if Tenant obtained 100% insurance coverage) by insurance Tenant is required to have under this Lease or otherwise has obtained. Without limiting the foregoing, Tenant shall reimburse Landlord and its Affiliates for all expenses, damages and fines incurred or suffered by Landlord by reason of any breach, violation or non-performance by Tenant, its agents, servants or employees, of any covenant as provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property, or by reason of carelessness, negligence or improper conduct of Tenant or its agents, employees or servants in the use or occupancy of the Premises. The provisions of this subparagraph (b) shall survive the expiration or earlier termination of this Lease.

          (c) Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers, qualified to do business in the State of California, with a financial class rating of not less than X and a policy holder rating of not less than A in the most recent Best's Key Rating Guide and otherwise acceptable to Landlord, which afford the following coverages:

              (i) Comprehensive general liability insurance (or commercial general liability insurance) or such successor comparable form of coverage including blanket contractual liability, broad form property damage, independent contractor's coverage, personal injury, completed operations, products liability, cross liability and severability of interest clauses, and fire damage, written on an "occurrence" basis with coverage of not less than $2,000,000 combined single limit per occurrence for both bodily injury (including death) and property damage;

              (ii) All Risk Insurance, including, without limitation, insurance covering loss or damage resulting or arising from sprinkler leakage, in an amount sufficient to cover 90% of replacement of all improvements to the Premises (other than Building Standard Installations) and all of Tenant's fixtures and other personal property, and subject to commercially reasonable deductibles. The proceeds of such insurance shall be devoted exclusively to the replacement of the same unless this Lease shall cease and terminate pursuant to the provisions of Paragraph 9 hereof, and

              (iii) Worker's Compensation and Employer's Liability insurance (as required by Law).

          (d) Tenant may, with the prior written consent of Landlord, elect to have reasonable deductibles (not to exceed $10,000) under the policy required pursuant to subparagraph (c)(ii).

          (e) Tenant shall deliver to Landlord at least 30 days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least 30 days prior to expiration of each such policy, certificates of insurance evidencing the coverage required hereunder with limits not less than those specified above. Such policies of insurance shall be written as primary policies, not contributing with, and not in excess of coverage which Landlord may carry. The certificate of insurance with respect to the coverage described in subparagraph (c) (i) above shall specifically reflect insurance of Tenant's obligations under subparagraph (b) above. Such certificates shall name Landlord as an additional insured and shall expressly provide that the interest of the same therein shall not be affected by any breach by Tenant of any policy provision for which such certificates evidence coverage. Further, all certificates shall expressly provide that not less than 30 days' prior written notice shall be given Landlord in the event of material alteration to or cancellation of the coverages evidenced by such certificates. If on account of the failure of Tenant to comply with the provisions of this Paragraph 8, Landlord is adjudged a co-insurer by its insurance carrier, then, in addition to all other remedies available to Landlord, any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          (f) Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance and such other insurance with such limits as Landlord may require and such other hazard insurance as the nature and condition of the Premises may require, in the opinion of Landlord, to afford Landlord adequate protection for such risks. However, in all cases such adjustments shall be based upon the requirements of an institutional lender of Landlord or otherwise reasonable and consistent with the requirements of other first class office projects in the County in which the Project is located.

          (g) Landlord makes no representation that the insurance coverage specified to be carried by Tenant pursuant to this Paragraph 8 is adequate to protect Tenant against Tenant's undertaking under the terms of this Lease or otherwise, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. Tenant's Proportionate Share of earthquake insurance (which shall, if purchased by Landlord, be passed through to Tenant as part of Operating Costs only) shall not exceed $5,000 annually as increased by Proportionate increases in the Consumer Price Index, All Urban Consumers, All Items, Los Angeles - Anaheim - Riverside, California (1982-84 equals 100), as published by the United States Department of Labor's Bureau of Labor Statistics, or, if unavailable, such substitute index as reasonably approximates said index.

          (h) If Moreno Corporate Center, L.L.C., a Delaware limited liability company, shall convey the Building to an unaffiliated third party landlord, such successor Landlord (and its successors and assigns) shall agree to maintain in full force and effect at all times during the Term, as an Operating Cost, unless such Landlord has a tangible net worth of Five Million Dollars ($5,000,000), as determined under generally accepted accounting principles (exclusive of goodwill):

              (i) All Risk Insurance (exclusive of damage resulting or arising from sprinkler leakage, earthquake or floor (Sic.), unless Landlord in its sole discretion shall elect to carry such coverage) in an amount sufficient to cover the replacement the Building exclusive of Tenant's Alterations, improvements and personal property; and

              (ii) Comprehensive general liability insurance (or commercial general liability insurance) or such successor comparable form of coverage with coverage of not less than $1,000,000 combined single limit per occurrence for both bodily injury and property damage. Notwithstanding any contribution by Tenant to the cost of insurance premiums, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

          (i) Notwithstanding any provision of this Paragraph 8 to the contrary, in the event that Landlord's insurance policies with respect to the Premises, the Building or the Project permit a waiver of subrogation, Landlord hereby waives any and all rights of recovery against Tenant for or arising out of damage to, or destruction of, the Premises, the Building or the Project, from causes then included under standard fire and All Risk insurance policies or endorsements; provided, however, that such waiver of subrogation shall be limited exclusively to insurance proceeds actually received by Landlord for such damage or destruction. In the event that Tenant's insurance policies with respect to the Premises permit a waiver of subrogation, Tenant waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of, any property of Tenant, from causes then included under standard fire and All Risk insurance policies or endorsements. Tenant represents that its present insurance policies now in force permit such waiver. If at any time during the term of this Lease
(i) either party shall give less than five days' prior written notice to the other party certifying that any insurance carrier which has issued any such policy shall refuse to consent to the aforesaid waiver of subrogation, or (ii) such insurance carrier shall consent to such waiver only upon the payment of an additional premium (and such additional premium is not paid by the other party hereto), or (iii) such insurance carrier shall revoke a consent previously given or shall cancel or threaten to cancel any policy previously issued and then in force and effect, because of such waiver of subrogation, then, in any of such events, the waiver of subrogation contained herein shall thereupon be of no further force or effect as to the loss, damage or destruction covered by such policy. If, however, at any time thereafter, a consent to such waiver of subrogation shall be obtained without an additional premium from any existing or substitute insurance carrier, the waiver hereinabove provided for shall again become effective.

          (j) Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Premises, the Building or the Project. If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee, subtenant, licensee or invitee of Tenant and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, or threatened reduction of coverage, within two (2) business days after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant.

          (k) Tenant shall not do or permit to be done any act or things upon or about the Premises or the Building, which will (i) result in the assertion of any defense by the insurer to any claim under, (ii) invalidate or (iii) be in conflict with, the insurance policies of Landlord or Tenant covering the Building, the Premises or fixtures and property therein, or which would increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing upon or about the Premises or the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property; provided that nothing in this Paragraph 8(j) shall prevent Tenant's use of the Premises for the purposes stated in Paragraph 6 hereof.

          (l) If, as a result of any act or omission by or on the part of Tenant or violation of this Lease, whether or not Landlord has consented to the same, the rate of "All Risk" or other type of insurance maintained by Landlord on the Building and fixtures and property therein, shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's fire insurance premiums so caused; such reimbursement to be Additional Rent payable within 5 days after demand therefor by Landlord. If, due to abandonment of, or failure to occupy the demised premises by Tenant, any such insurance shall be canceled by the insurance carrier, then Tenant hereby indemnifies Landlord against liability which would have been covered by such insurance. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rates for the Building or the Premises issued by the body making fire insurance rates or established by insurance carrier providing coverage for the Building or demised premises shall be presumptive evidence of the facts stated therein including the items and charges taken into consideration in fixing the "All Risk" insurance rate then applicable to the Building or the Premises.

9.   FIRE OR CASUALTY

          (a) Subject to the provisions of this Paragraph 9, in the event the Premises, or access thereto, is wholly or partially destroyed by fire or other casualty, Landlord shall (to the extent permitted by Law and covenants, conditions and restrictions then applicable to the Project) rebuild, repair or restore the Premises and access thereto to substantially the same condition as existing immediately prior to such destruction and this Lease shall continue in full force and effect. Notwithstanding the foregoing, (i) Landlord's obligation to rebuild, repair or restore the Premises shall not apply to any personal property, tenant improvements or other items installed or contained in the Premises which are not Building Standard Installations, and (ii) Landlord shall have no obligation whatsoever to rebuild, repair or restore the Premises with respect to any damage or destruction occurring during the last 12 months of the term of this Lease.

          (b) Landlord may elect to terminate this Lease in any of the following cases of damage or destruction to the Premises, the Building or the Project: (i) where the cost of rebuilding, repairing and restoring (collectively, "RESTORATION") the Building or the Project, would, regardless of the lack of damage to the Premises or access thereto, in the opinion of Landlord, exceed 20% of the then replacement cost of the Building; (ii) where, in the case of any damage or destruction to any portion of the Building or the Project by uninsured casualty, the cost of Restoration of the Building or the Project, in the opinion of Landlord, exceeds $500,000; or (iii) where, in the case of any damage or destruction to the Premises or access thereto by uninsured casualty, the cost of Restoration of the Premises or access thereto, in the opinion of Landlord, exceeds 20% of the replacement cost of the Premises. Any such termination shall be made by 30 days' prior written notice to Tenant given within 60 days of the date of such damage or destruction. If this Lease is not terminated by Landlord and as the result of any damage or destruction, the Premises, or a portion thereof, are rendered untenantable, the Basic Annual Rent shall abate reasonably during the period of Restoration (based upon the extent to which such damage and Restoration materially interfere with Tenant's business in the Premises) unless such damage or destruction shall have resulted from the wilful misconduct, fault or neglect of Tenant, its agents, servants, contractors, representatives, employees, licensees or invitees. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, the Building or the Project. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any successor or other law of like import.

          (c) Tenant may elect to terminate this Lease if (i) the Premises have been damaged or destroyed by a casualty not caused by Tenant or Tenant's agents, employees or contractors and (ii) the Premises have not been substantially repaired or restored to a condition that is commercially usable for general office use within a period of 270 days from and after the date of such casualty, unless Landlord has provided Tenant with other space in the Project that is comparable in size, rent and area to the Premises for general office use. In the event of such a casualty whereby Tenant is required to vacate the Premises, Landlord covenants to use its good faith efforts to provide Tenant with any available vacant space in the Building that is comparable in size and area as the Premises on terms comparable to that then being agreed to by Landlord.

10.  EMINENT DOMAIN

          In the event the whole of the Premises, the Building or the Project shall be taken under the power of eminent domain, or sold to prevent the exercise thereof (collectively, a "TAKING"), this Lease shall automatically terminate as of the date of such Taking. In the event of a Taking of such portion of the Project, the Building or the Premises as shall, in the opinion of Landlord, substantially interfere with Landlord's operation thereof, Landlord may terminate this Lease upon 30 days' written notice to Tenant given at any time within 60 days following the date of such Taking. For purposes of this Lease, the date of Taking shall be the earlier of the date of transfer of title resulting from such Taking or the date of transfer of possession resulting from such Taking. In the event that a portion of the Premises is so taken and this Lease is not terminated, Landlord shall, with reasonable diligence, proceed to restore (to the extent permitted by Law and covenants, conditions and restrictions then applicable to the Project) the Premises (other than Tenant' s personal property and fixtures, and tenant improvements not constituting Building Standard Installations) to a complete, functioning unit. In such case, the Basic Annual Rent shall be reduced proportionately based on the portion of the Premises so taken. If all or any portion of the Premises is the subject of a temporary Taking, this Lease shall remain in full force and effect and Tenant shall continue to perform each of its obligations under this Lease; in such case, Tenant shall be entitled to receive the entire award allocable to the temporary Taking of the Premises. Except as provided herein, Tenant shall not assert any claim against Landlord or the condemning authority for, and hereby assigns to Landlord, any compensation in connection with any such Taking, and Landlord shall be entitled to receive the entire amount of any award therefor without deduction for any estate or interest of Tenant. Nothing contained in this Paragraph 10 shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the condemning authority for the Taking of personal property or fixtures of Tenant or for relocation or business interruption expenses recoverable by Tenant from the condemning authority. This Paragraph 10 shall be Tenant' s sole and exclusive remedy in the event of a Taking. Each party hereby waives the provisions of Sections 1265.130 and 1265.150 of the California Code of Civil Procedure and the provisions of any successor or other law of like import.

11.  ASSIGNMENT AND SUBLETTING

          (a) Tenant shall not directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, assign, sublet, mortgage, hypothecate or otherwise encumber all or any portion of its interest in this Lease or in the Premises or grant any license in or suffer any person other than Tenant or its employees to use or occupy the Premises or any part thereof without obtaining the prior written consent of Landlord, which consent shall, subject to subparagraphs (d), (e), (f), and (g) below, not be unreasonably withheld. Any such attempted assignment, subletting, license, mortgage, hypothecation, other encumbrance or other use or occupancy without the consent of Landlord shall be null and void and of no effect. For purposes of application of subparagraphs (b), (c), (d), (e), (f), and (g) below, any mortgage, hypothecation or encumbrance of all or any portion of Tenant's interest in this Lease or in the Premises and any grant of a license or sufferance of any person other than Tenant or its employees to use or occupy the Premises or any part thereof shall be deemed to be an "assignment" of this Lease. In addition, as used in this Paragraph 11, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligations under this Lease, and the restrictions applicable to Tenant contained herein shall also be applicable to such guarantor.

          (b) No permitted assignment or subletting shall relieve Tenant of its obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting or assignment. Consent by Landlord to one subletting or assignment shall not be deemed to constitute a consent to any other or subsequent attempted subletting or assignment.

          (c) If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed assignee or subtenant; (ii) the nature of the proposed assignee's or subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed assignment or sublease, which shall be expressly subject to the provisions of this Lease; (iv) in the case of a sublease, the portion of the Premises proposed to be sublet; and (v) such financial and other information as Landlord may reasonably request concerning the proposed assignee or subtenant.

          (d) At any time within 30 days after Landlord's receipt of the information specified in subparagraph (c) above, Landlord may by written notice to Tenant elect (i) to sublease from Tenant the Premises or the portion thereof so proposed to be subleased by Tenant, or to take an assignment of Tenants leasehold estate hereunder, or such part thereof as shall be specified in said notice, upon the same terms as those offered to the proposed subtenant or assignee, as the case may be, except that the Rent payable by Landlord in the case of a sublease to Landlord shall be the same Rent per square foot as is payable by Tenant hereunder for the same period; or (ii) to terminate this Lease as to the portion of the Premises so proposed to be subleased or assigned (which may include all of the Premises), with a proportionate abatement in the Rent payable hereunder. In the case where Landlord elects to sublease space, receive an assignment from Tenant or terminate all or any portion of this Lease pursuant to this subparagraph (d), Landlord may thereafter lease the space affected to Tenant's proposed assignee or subtenant, without liability to Tenant. If Landlord does not exercise any option set forth in this subparagraph (d) within said 30 day period, Tenant may within 90 days thereafter enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to subparagraph (c) above, subject, however, in each instance, to (i) Landlord's consent under subparagraph (a) above, and (ii) Landlord's receipt of a fully executed counterpart of such assignment or sublease. If Landlord elects to exercise its option to sublet or receive an assignment from Tenant (or terminate this Lease) as to any portion of the Premises, (i) Landlord and its subtenants shall have the right to use in common with Tenant all lavatories, corridors and lobbies within the Premises the use of which is reasonably required for the use of such sublet, assigned or terminated space, and (ii) Tenant shall have no right of setoff or right to assert a default hereunder by reason of a default by Landlord under such sublease.

          (e) Tenant acknowledges that it shall be reasonable for Landlord to withhold its consent to a proposed assignment or sublease if (i) the use to be made of the Premises by the proposed assignee or subtenant is (A) not generally consistent with the character and nature of other tenants in the Building or the Project or would result in a heavier burden (in comparison to that resulting from Tenant's use of such portion of the Premises) on the Building, the Project, the systems, the structures or the Common Areas thereof, (B) in conflict with any "exclusive" or similar use or signage rights of another Project tenant, or
(C) prohibited by any provision of this Lease, including, without limitation, the rules and regulations then in effect; (ii) the character, moral stability, reputation or financial responsibility of the proposed assignee or subtenant are not reasonably satisfactory to Landlord; (iii) in the case of a proposed mortgage hypothecation or other encumbrance of Tenant s leasehold estate, (A) the proposed assignee or subtenant requests relief from any provision of this Paragraph 11 or this Lease, including, without limitation, those provisions requiring assumption of this Lease by each assignee or subtenant and continuous occupancy of the Premises,
(B) the proposed mortgage, hypothecation or encumbrance is of less than the entire leasehold estate, or (C) the proposed assignee or subtenant cannot reasonably demonstrate to Landlord that such mortgage, hypothecation or encumbrance will not impair or adversely affect any of Landlord's rights hereunder; (iv) in the case of a sublease, (A) the portion of the Premises proposed to be sublet is not a single, self-contained unit of space with access to restrooms and exits in conformance with applicable Law or otherwise cannot be the subject of a valid certificate of occupancy or (B) the proposed transaction is a sublease of a subleasehold interest; or (v) the proposed assignee or subtenant is an existing tenant or subtenant in the Project.

          (f) The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall at the option of Landlord, either terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which is not the issuer of any security registered under
Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, or is an unincorporated association, trust or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, trust or partnership in excess of 25% in the aggregate during the term hereof of the total stock or interest in such corporation, association, trust or partnership shall be deemed an assignment within the meaning of this Paragraph 11; provided, however, that Landlord shall not withhold its consent and the provisions of subparagraphs (d) and (g) of this Paragraph 11 shall not apply to transactions described in the foregoing sentence with a corporation (i) into or with which Tenant is merged or consolidated, (ii) to which substantially all of Tenant's assets are transferred, (iii) that controls, is controlled by or is under common control with Tenant or (iv) of which Aram Keith owns and controls at least 51%, so long as in each such case, (A) the successor of Tenant has a tangible net worth, calculated in accordance with generally accepted accounting principles (and evidenced by financial statements in form reasonably satisfactory to Landlord) equal to the greater of the net worth of Tenant immediately prior to such transaction or the net worth of the original Tenant hereunder as of the date of this Lease, (B) all provisions of this Paragraph 11, other than subparagraphs (d), (g) and the consent requirements of subparagraph (a), shall apply to such transactions, and (C) Tenant shall present proof reasonably satisfactory to Landlord that the parties to the transaction were not attempting to avoid the application of subparagraphs (d) and (g) of this Paragraph 11. If Tenant consists of more than one person, a purported transfer, assignment, mortgage, hypothecation or other encumbrance, voluntary, involuntary or by operation of law, by any one of the persons executing this Lease of all or part of such person's interest to this Lease shall be deemed an assignment within the meaning of this Paragraph 11. Each assignee, sublessee, licensee, mortgagee or other transferee, other than Landlord, shall assume in a writing satisfactory to Landlord, all obligations of Tenant under this Lease and shall be jointly and severally liable for the performance of all of the provisions hereof. Notwithstanding the foregoing and without prejudice to Landlord's right to require a written assumption from each assignee, any person or entity to whom this Lease is assigned, including, without limitation, assignees pursuant to the provisions of the Bankruptcy Code, 11 U.S.C.(SS) 101 et seq. (THE "BANKRUPTCY Code"), shall automatically be deemed to have assumed all obligations of Tenant arising under this Lease. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing, investigation and documentation of any requested assignment or sublease subject to this Paragraph 11.

          (g) If Landlord shall give its consent to any assignment of this Lease or to any sublease of all or any portion of the Premises, Tenant shall pay to Landlord as Additional Rent hereunder:

              (i) In the case of an assignment, fifty percent (50%) of an amount equal to all sums and other consideration paid to the assignor Tenant by the assignee for, or by reason of, such assignment, in excess of Rent accruing hereunder, but deducting from such sums and consideration all brokerage commissions actually paid to independent brokers in connection with such transaction and any tenant improvement allowance granted to the assignee to the extent actually devoted exclusively to the installation of leasehold improvements in the Premises (such commissions and allowance being referred to herein as "TRANSACTION INDUCEMENTS"); and

              (ii) In the case of a sublease, fifty percent (50%) of all sums, rents, additional charges, key money and other consideration payable under the sublease by the subtenant to Tenant in excess of Rent accruing during the term of the sublease with respect to the subleased portion of the Premises (at the rate per square foot of Rentable Area payable by Tenant). Tenant shall be entitled to deduct all Transaction Inducements related to such sublease, provided the same are amortized over the entire term of the sublease.

          The obligation to make the payments described in this subparagraph (g) shall be a joint and several obligation of the Tenant and the assignee or sublessee, as the case may be. The amounts payable under subparagraph (g) (i) shall be paid to Landlord on the effective date of the assignment, as a condition of the effectiveness of Landlord's consent. The amounts payable under subparagraph (g) (ii) shall be paid to Landlord as and when payable by the sublessee to Tenant. Within 15 days after written request therefor by Landlord, Tenant shall furnish evidence to Landlord of the amount of consideration received or expected to be received from such assignment or sublease.

          (h) Notwithstanding any provision of this Lease to the contrary, in the event this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute the property of Tenant or Tenant' s estate within the meaning of the Bankruptcy Code. All such money and other consideration not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord.

          (i) Notwithstanding any provision of this Lease to the contrary, Tenant shall have the right, without obtaining Landlord's consent, to permit a portion of the Premises, not to exceed a total of 7,000 square feet of Rentable Area in the aggregate, to be used for so-called "Executive Suites", provided that Tenant shall first obtain from each occupant of such Executive Suites an agreement that states that such occupant shall not take any action that will violate the terms of this Lease and that such occupant shall pay all of Landlord's costs and expenses (including reasonable attorneys' fees and costs) that Landlord may incur as a result of any such default or such occupant's failure to vacate its portion of the Premises when its rights of occupancy have expired. Tenant shall be entitled to all so-called amounts paid by the occupant of the Executive Suites to Tenant, provided Tenant is not in default under this Lease.

12.  DEFAULT

          (a) The occurrence of any of the following shall constitute a default by Tenant:

              (i) Any failure by Tenant to pay any installment of Basic Annual Rent or to make any other payment required to be made by Tenant hereunder when due, where such failures continues for 3 business days after delivery of written notice of such failure by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq., of the California Code of Civil Procedure;
                   --------

              (ii)   The abandonment or vacation of the Premises by Tenant;

              (iii) Any failure by Tenant to execute and deliver any statement described in Paragraph 16 requested by Landlord, where such failure continues for 3 business days after delivery of written notice of such failure by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq., of the California Code of Civil Procedure;

              (iv) Any failure by Tenant to observe and perform any other provision of this Lease, including, without limitation, any provision of the Exhibits attached hereto, as they may exist from time to time, to be observed or performed by Tenant, where such failure continues for 30 days (except where a different period of time is specified in this Lease, in which case such different time period shall apply) after delivery of written notice of such failure by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq., of the California Code of Civil Procedure. If the nature of such default is such that the same cannot reasonably be cured within such 30 day period, Tenant shall not be deemed to be in default if Tenant shall, within 10 days of receipt of such notice, both deliver to Landlord its written agreement to cure such default and commence such cure, and thereafter diligently prosecute such cure to completion;

              (v) The making or furnishing by Tenant of any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is false or misleading in any material respect when made or furnished;

              (vi) Any transfer of a substantial portion of the assets of Tenant (except transfers among Tenant and any guarantor of this Lease), or the incurrance of any material obligation of Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenant's business or in good faith for fair equivalent consideration, or with Landlord's consent;

              (vii) Any instance whereby Tenant or any general partner of Tenant shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due or admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of the Bankruptcy Code, be adjudicated an insolvent, file a petition seeking for itself any reorganization, composition, readjustment, liquidation, dissolution or similar arrangement under the Bankruptcy Code or any other present or future similar statute, law, rule or regulation, or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiesce in the appointment of a trustee, receiver, custodian or other similar official for it or of all or any substantial part of its assets or properties, or take any action looking to its dissolution or liquidation;

              (viii) Any instance whereby a case, proceeding or other action shall be instituted against Tenant or any general partner of Tenant seeking the entry of an order for relief against

Tenant or any general partner thereof as debtor, to adjudicate Tenant or any general partner thereof as a bankrupt or insolvent, or seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Tenant or any general partner thereof under the Bankruptcy Code or any other present or future similar statute, law, rule or regulation, which case, proceeding or other action either results in such entry, adjudication or issuance or entry of any other order or judgment having a similar effect, or remains undismissed for 60 days, or within 60 days after the appointment (without Tenant's or such general partner's consent) of any trustee, receiver, custodian or other similar official for it or such general partner, or of all or any substantial part of its or such general partner's assets and properties, such appointment shall not be vacated;

              (ix) The appointment of a receiver, trustee or custodian to take possession of all or any substantial portion of the assets of Tenant, or the formation of any committee of Tenant's creditors, or any class thereof, for the purpose of monitoring or investigating the financial affairs of Tenant or enforcing such creditors' rights; or

              (x) The default of any guarantor of Tenant's obligations hereunder under any guaranty of this Lease, the attempted repudiation or revocation of any such guaranty or the participation by any such guarantor in any other event described in this subparagraph (a) (as if this subparagraph (a) referred to such guarantor in place of Tenant).

          (b) In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such termination. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant:

              (i) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

              (ii) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been avoided; plus

              (iii) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves reasonably could be avoided;

              (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant' s failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, and

              (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California Law.

          (c) As used in subparagraphs (b) (i) and (b) (ii) above, the "worth at the time of award" is computed by allowing interest at the rate specified in subparagraph (i) below. As used in subparagraph (b) (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

          (d) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost and risk of and for the account of Tenant.

          (e) In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in subparagraph (d) or shall take possession of the Premises pursuant to legal proceedings, or pursuant to any notice provided by Law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 12, Landlord may from time to time, without terminating this Lease, either recover all rentals as they become due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole and absolute discretion may deem advisable, with the right to make alterations and repairs to the Premises.

          (f) In the event that Landlord shall elect to relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than Rent) due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including brokerage commissions); third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Should reletting, during any month to which such Rent is applied, result in the actual payment of rentals at less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

          (g) No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 12 shall be construed as an election to terminate this Lease unless a written notice of such election shall be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord, Landlord may, at any time after such reletting, elect to terminate this Lease for any such default. Upon the occurrence of a default by Tenant under subparagraph (a), if the Premises or any portion thereof are sublet, Landlord in addition and without prejudice to any other remedies herein provided or provided by Law, may, at its option, collect directly from the sublessee all rentals becoming due to the Tenant and apply such rentals against other sums due hereunder to Landlord.

          (h) Except as otherwise specifically provided in this Lease, in addition and without prejudice to any other right or remedy of Landlord, if Tenant shall be in default under this Lease, Landlord may cure the same at the expense of Tenant (i) immediately and without notice in the case (A) of emergency, (B) where such default unreasonably interferes with any other tenant in the Project, or (C) where such default will result in the violation of Law or the cancellation of any insurance policy maintained by Landlord and (ii) in any other case if such default continues for 10 days from the receipt by Tenant of notice of such default from Landlord and Tenant is not diligently prosecuting the cure of such default. All costs incurred by Landlord in curing such default(s), including, without limitation, attorneys' fees, shall be reimbursable by Tenant as additional Rent hereunder upon demand, together with interest thereon, from the date such costs were incurred by Landlord, at the rate specified in subparagraph (i) below.

          (i) The performance by Landlord of any agreement, concession or grant for "free rent," Rent abatement, a "credit fund" to be applied against Rent otherwise payable hereunder or any grant or payment by Landlord to or for the benefit of Tenant of any cash or other bonus, allowance or other payment or inducement or any assumption of obligations by Landlord to or for the benefit of Tenant given or granted to or for the benefit of Tenant as consideration for execution and delivery of this Lease by Tenant (all such agreements, concessions, grants, payments and assumptions are collectively referred to herein as "TENANT INDUCEMENTS") shall be continuously conditional upon Tenant's full and complete performance of its obligations under this Lease, as this Lease may be amended or extended. Effective immediately upon the occurrence of a default (A) any provision of this Lease providing for performance of a Tenant Inducement shall be automatically deemed terminated and of no further force or effect and (B) any Tenant Inducement previously granted, issued, paid or given to or for the benefit of Tenant shall be immediately due and payable by Tenant to Landlord as Rent hereunder.

          (j) Tenant acknowledges and agrees that any late payment by Tenant of Rent or any other amount payable by Tenant hereunder will result in damage to Landlord, the exact amount of which will be extremely difficult to ascertain. Such damage includes, without limitation, administrative expenses, accounting and processing costs and late charges which may be payable by Landlord on mortgage financing or other obligations of Landlord relating to the Property. As a result, Landlord and Tenant agree that in the event Tenant is more than 10 days late in paying any amount of Rent or any other payment due under this Lease, then provided Tenant does not pay the outstanding Rent or other payment within 3 business days of written notice by Landlord of the late payment, Tenant shall pay Landlord a late charge equal to 5% of the delinquent amount. Landlord and Tenant agree that such late charge is a fair and reasonable estimate of the damage Landlord will incur by reason of such delinquent payment. Following the occurrence of three instances of payment of Rent more than 10 days late in any twelve month period, Landlord may, without prejudice to any other rights or remedies available to it, upon written notice to Tenant, (i) require that all remaining monthly installments of Rent shall be payable three months in advance; and in addition or in the alternative at Landlord's election, (ii) require that Tenant increase the amount of the Security Deposit (if any) by an amount equal to one month's Rent. In addition, any amount due from Tenant to Landlord hereunder which is not paid within 30 days of the date due shall bear interest at an annual rate (the "DEFAULT RATE") equal to 4% in excess of the discount rate being charged by the Federal Reserve Bank of San Francisco on advances to member banks pursuant to Sections 13 and 13(a) of the Federal Reserve Act, as amended, as of the 25th day of the month preceding the date hereof (or such lesser amount as shall be the maximum rate then permitted by applicable Law). The payment of such interest by Tenant shall not constitute a waiver of any default by Tenant hereunder.

          (k) Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease. Notwithstanding any provision of this Lease to the contrary, the expiration or termination of this Lease and/or the termination of Tenant' s rights to possession of the Premises shall not discharge, relieve or release Tenant from any obligation or liability whatsoever under any indemnity provision of this Lease, including without limitation the provisions of Paragraphs 6 and 8 hereof.

13.  ACCESS; CONSTRUCTION

Landlord reserves the right to use the roof and exterior walls of the Premises and the area beneath, adjacent to and above the Premises, together with the right to install, use, maintain, repair, replace and relocate equipment, machinery, meters, pipes, ducts, plumbing, conduits and wiring through the Premises, which serve other portions of the Building or the Project in a manner and in locations which do not unreasonably interfere with Tenant's use of the Premises. In addition, Landlord shall have free access to any and all mechanical installations of Landlord or Tenant, including, without limitation, machine rooms, telephone rooms and electrical closets. Tenant agrees that there shall be no construction of partitions or other obstructions which interfere with or which threaten to interfere with Landlord's free access thereto, or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. Landlord reserves and shall at any time and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to exhibit the Premises to prospective purchasers, lenders or tenants, to post notices of non-responsibility, to alter, improve, restore, rebuild or repair the Premises or any other portion of the Building, or to do any other act permitted or contemplated to be done by Landlord hereunder, all without being deemed guilty of an eviction of Tenant and without liability for abatement of Rent or otherwise. For such purposes, Landlord may also erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord shall conduct all such inspections and/or improvements, alterations and repairs so as to minimize, to the extent reasonably practical and without additional expense to Landlord, any interruption of or interference with the business of Tenant. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of such purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises (excluding Tenant's vaults and safes, access to which shall be provided by Tenant upon Landlord's reasonable request). Landlord shall have the right to use any and all means which Landlord may deem proper in an emergency in order to obtain entry to the Premises or any portion thereof. Any entry into the Premises obtained by Landlord by any of such means shall not under any circumstances be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, Alterations or decorations to the Premises or the Project except as otherwise expressly agreed to be performed by Landlord pursuant to the provisions of this Lease.

14.  BANKRUPTCY

          (a) If at any time on or before the Commencement Date there shall be filed by or against Tenant in any court, tribunal, administrative agency or any other forum having jurisdiction, pursuant to any applicable law, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver, trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease shall ipso facto be cancelled and terminated
                                       ----------
and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any applicable law or by an order of any court, tribunal, administrative agency or any other forum having jurisdiction, shall be entitled to possession of the Premises and Landlord, in addition to the other rights and remedies given by Paragraph 12 hereof or by virtue of any other provision contained in this Lease or by virtue of any applicable law, may retain as damages any Rent, Security Deposit or moneys received by it from Tenant or others on behalf of Tenant.

          (b) If, after the Commencement Date, or if at any time during the term of this Lease, there shall be filed against Tenant in any court, tribunal, administrative agency or any other forum having jurisdiction, pursuant to any applicable law, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver, trustee or conservator of all or a portion of Tenant' s property, and the same is not dismissed after sixty (60) calendar days, or if Tenant makes an assignment for the benefit of creditors, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Premises, but shall forthwith quit and surrender the Premises, and Landlord, in addition to the other rights and remedies granted by Paragraph 12 hereof or by virtue of any other provision contained in this Lease or by virtue of any applicable law, may retain as damages any Rent, Security Deposit or moneys received by it from Tenant or others on behalf of Tenant.

          (c) In the event of the occurrence of any of those events specified in this Paragraph 14, if Landlord shall not choose to exercise, or by applicable law shall not be able to exercise, its rights hereunder to terminate this Lease upon the occurrence of such events, then, in addition to any other rights of Landlord hereunder or by virtue of applicable law, (i) Landlord shall not be obligated to provide Tenant with any of the utilities or services specified in Paragraph 7, unless Landlord has received compensation in advance for such utilities or services, and the parties agree that Landlord's reasonable estimate of the compensation required with respect to such services shall control, and
(ii) neither Tenant, as debtor-in-possession, nor any trustee or other person (hereinafter collectively referred to as the "ASSUMING TENANT") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease, (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (z) provides adequate assurance of future performance under this Lease, it being covenanted and agreed by the parties that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any nonmonetary default. For purposes of this Lease, (i) any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by bonding, and (ii) "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding.

15.  SUBSTITUTION OF PREMISES - INTENTIONALLY LEFT BLANK.

16.  SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES

          (a) Tenant agrees that this Lease and the rights of Tenant hereunder shall be subject and subordinate to any and all deeds of trust, security interests, mortgages, master leases, ground leases or other security documents and any and all modifications, renewals, extensions, consolidations and replacements thereof (collectively, "SECURITY DOCUMENTS") which now or hereafter constitute a lien upon or affect the Project, the Building or the Premises. Such subordination shall be effective without the necessity of the execution by Tenant of any additional document for the purpose of evidencing or effecting such subordination. In addition, Landlord shall have the right to subordinate or cause to be subordinated any such Security Documents to this Lease and in such case, in the event of the termination or transfer of Landlord's estate or interest in the Project by reason of any termination or foreclosure of any such Security Documents, Tenant shall, notwithstanding such subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Furthermore, Tenant shall within five days of demand therefor execute any instruments or other documents which may be required by Landlord or the holder of any Security Document and specifically shall execute, acknowledge and deliver within five days of demand therefor a subordination of lease or subordination of deed of trust, in the form required by the holder of the Security Document requesting the document; the failure to do so by Tenant within such time period shall be a material default hereunder. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver all such subordination instruments in the event that Tenant fails to execute and deliver said instruments within five days after notice from Landlord requesting execution and delivery thereof. Notwithstanding any provision of this Lease to the contrary, the subordination of this Lease and the rights of Tenant to any Security Documents which are executed or entered into after the date of this Lease (and Tenant's duty hereunder to execute any documents evidencing such subordination) shall be subject to the holder of such Security Document agreeing pursuant to such holder's standard form for such purpose or otherwise pursuant to any other form in common use by institutional lenders) that Tenant's possession and this Lease shall not be disturbed by such holder so long as no default hereunder shall occur and Tenant shall attorn to the record owner of the Project.

          (b) If any proceeding is brought for default under any ground or master lease to which this Lease is subject or in the event of foreclosure or the exercise of the power of sale under any mortgage, deed of trust or other Security Document made by Landlord covering the Premises, at the election of such ground lessor, master lessor or purchaser at foreclosure, Tenant shall attorn to and recognize the same as Landlord under this Lease, provided such successor expressly agrees in writing to be bound to all future obligations by the terms of this Lease, and if so requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired term of this Lease then remaining); provided, however, in no case shall such ground lessor, master lessor or purchaser (i) be liable or responsible for any acts or omissions of any predecessor owner or with respect to events prior to its ownership, (ii) be subject to any offsets or defenses Tenant may have against any predecessor or (iii) be bound by prepayment of more than one month's rent.

          (c) Tenant shall, upon not less than five days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying to those facts for which certification has been requested by Landlord or any current or prospective purchaser, holder of any Security Document, ground lessor or master lessor, including, but without limitation, that (i) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the dates to which the Basic Annual Rent, Rent and other charges hereunder have been paid, if any, and (iii) whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge. The form of the statement attached hereto as Exhibit "F" is hereby approved by Tenant for use pursuant to this subparagraph (c); however, at Landlord's option, Landlord shall have the right to use other forms for such purpose. Tenants failure to execute and deliver such statement within 10 days shall, at the option of Landlord, constitute a material default under this Lease and, in any event, shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord in any such certificate prepared by Landlord and delivered to Tenant for execution. In addition, Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver such statement in the event that Tenant fails to execute and deliver such statement within five days after notice from Landlord requesting execution and delivery thereof Any statement delivered pursuant to this Paragraph 16 may be relied upon by any prospective purchaser of the fee of the Building or the Project or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrance upon the Building or the Project.

          (d) In addition, and not in lieu of the foregoing, as a condition of Landlord's obligation to deliver the Premises to Tenant hereunder, on or before the date that Tenant takes possession or commences use of the Premises for any business purpose (including moving in), Tenant shall execute and deliver to Landlord a certificate substantially in the form of Exhibit "G" attached hereto, indicating thereon any exceptions thereto which Tenant claims to exist at that time.

17.  SALE BY LANDLORD; NONRECOURSE LIABILITY

          (a) In the event of a sale or conveyance by Landlord of the Building or the Project, Landlord shall be released (i) from any and all liability accruing thereafter, and (ii), if Tenant has been presented with an estoppel certificate for Tenant's execution in connection with such sale or conveyance, Landlord shall also be released from any and all liability accruing prior to such sale or conveyance, except for any default of Landlord set forth in such estoppel certificate signed by Tenant. If the Security Deposit has been made by Tenant prior to such sale or conveyance, Landlord shall transfer the Security Deposit to the purchaser, and upon delivery to Tenant of notice thereof pursuant to the provisions of Section 1950.7 of the California Civil Code, Landlord shall be discharged from any further liability in reference thereto.

          (b) Landlord and each of its officers, directors, Affiliates, shareholders and constituent shareholders shall in no event or at any time be personally liable for the payment or performance of any obligation required or permitted of the Landlord under this Lease or under any document executed in connection herewith. In the event of any actual or alleged failure, breach or default by Landlord under this Lease or any such document, the sole recourse of Tenant shall be against the interest of Landlord in the Project. No attachment, execution, writ or other process shall be sought or obtained, and no judicial proceeding shall be initiated by or on behalf of Tenant, against Landlord (or any of Landlord's officers, directors, Affiliates or constituent partners or shareholders) personally or Landlord's assets (other than Landlord's interest in the Project) as a result of any such failure, breach or default.

          (c) Landlord shall not be in default of any obligation of Landlord hereunder unless and until it has failed to perform such obligation within 30 days after receipt of written notice of such failure from Tenant, provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for its performance, Landlord shall not be in default if Landlord commences to cure such default within the 30 day period and thereafter diligently prosecutes the same to completion. Tenants sole remedy for breach of this Lease by Landlord shall be an action for damages, injunction or specific performance; Tenant shall have no right to terminate this Lease on account of any breach or default by Landlord. Notwithstanding any provision of this Lease, all liability of Landlord under this Lease or otherwise with respect to any acts or omissions of Landlord or events which occur during the term of this Lease and which in any way relate to Tenant's tenancy hereunder or occupancy of the Premises shall terminate two years following the expiration or sooner termination of this Lease other than as to those claims, if any, asserted in reasonable detail in a writing delivered by Tenant to Landlord prior to the expiration of such two-year period.

          (d) As a condition to the effectiveness of any notice of default given by Tenant to

Landlord, Tenant shall also concurrently give such notice under the provisions of Paragraph 17(c) to each beneficiary under a deed of trust encumbering the Project of whom Tenant has received written notice (such notice to specify the address of the beneficiary). In the event Landlord shall fail to cure any breach or default within the time period specified in subparagraph (c), then prior to the pursuit of any remedy therefor by Tenant, each such beneficiary shall have an additional 30 days within which to cure such default, or if such default cannot reasonably be cured within such period, then each such beneficiary shall have such additional time as shall be necessary to cure such default, provided that within such 30 day period, such beneficiary has commenced and is diligently pursuing the remedies available to it which are necessary to cure such default (including, without limitation, as appropriate, commencement of foreclosure proceedings).

18.  PARKING; COMMON FACILITIES

          (a) Tenant shall have the right to the nonexclusive use of the number of parking spaces located in the parking facilities of the Project specified in
Item 13 of the Basic Lease Provisions for the parking of motor vehicles used by Tenant, its officers, employees and invitees only. Landlord reserves the right, at any time upon written notice to Tenant, to change the location of Tenant's parking spaces within the parking facility originally designated for such use, if any, as determined by Landlord in its reasonable discretion. The use of such spaces shall be subject to the rules and regulations adopted by Landlord from time to time for the use of such facilities. Landlord further reserves the right to make such changes to the parking system as Landlord may deem necessary or reasonable from time to time (i.e., Landlord may provide for one or a combination of parking systems, including, without limitation, self-parking, single or double stall parking spaces, and valet assist parking). Tenant agrees that Tenant, its officers and employees shall not be entitled to park in any reserved or specially assigned areas designated by Landlord from time to time in the Project's parking facilities. Landlord may require execution of an agreement with respect to the use of such parking facilities by Tenant and/or its officers and employees in form satisfactory to Landlord as a condition of any such use by Tenant, its officers and employees. A default by Tenant, its officers or employees in the payment of such charges, the compliance with such rules and regulations, or the performance of such agreement(s) shall constitute a material default by Tenant hereunder. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's officers, employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Paragraph, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

          (b) Subject to subparagraphs (c) and (d) below and the remaining provisions of this Lease, Tenant shall have the nonexclusive right, in common with others, to the use of such entrances, lobbies, restrooms, elevators, ramps, drives, stairs, and similar access ways and service ways and other common areas and facilities in and adjacent to the Building and the Project as are designated from time to time by Landlord for the general nonexclusive use of Landlord, Tenant and the other tenants of the Project and their respective employees, agents, representatives, licensees and invitees ("COMMON AREAS"). The use of such Common Areas shall be subject to the rules and regulations contained herein and the provisions of any covenants, conditions and restrictions affecting the Project. Landlord reserves the right to make such changes, alterations, additions, deletions, improvements, repairs or replacements in or to the Building, the Project (including the Premises) and the Common Areas as Landlord may deem necessary or desirable, including, without limitation, constructing new buildings and making changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading areas, landscaped areas and walkways; provided, however, that there shall be no unreasonable permanent obstruction of access to or use of the Premises resulting therefrom. In the event that the Building or the Project is not completed on the date of execution of this Lease, Landlord shall have the sole judgment and discretion to determine the architecture, design, appearance, construction, workmanship, materials and equipment with respect to construction of the Building and the Project. Notwithstanding any provision of this Lease to the contrary, the Common Areas shall not in any event be deemed to be a portion of or included within the Premises leased to Tenant and the Premises shall not be deemed to be a portion of the Common Areas.

          (c) Landlord reserves the right (i) to change the configuration, size and dimensions of the Project and its Common Areas, (ii) to add or sever from its ownership any portion of the Project at any time, and (iii) to exclude from the rights of use granted to Tenant any rights of passage over or use of any portion of the Project; provided, however, Landlord shall not unreasonably interfere with access to or use of the Premises.

19.  MISCELLANEOUS

          (a) Attorneys' Fees. In the event of any legal action or proceeding
              ---------------
brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action. Such amounts shall be included in any judgment rendered in any such action or proceeding.

          (b) Waiver. No waiver by Landlord of any provision of this Lease or of
              ------
any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subseqsequent breach by Tenant. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval under this Lease shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in a writing signed by Landlord.

          (c) Notices. All notices which Landlord or Tenant may be required, or
              -------
may desire, to serve on the other must be in writing and may be served by personal service, or as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed as set forth in Item 14 of the Basic Lease Provisions, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. However, any notice (including a summons and complaint) which Landlord may be required or may desire to serve on Tenant shall be deemed sufficiently served and given if personally served or sent by registered or certified mail, postage prepaid, to Tenant at the Premises address set forth in
Item 14 of the Basic Lease Provisions. In addition, any bill, statement, consent or other communication which Landlord may desire or is required to give to Tenant shall be deemed sufficiently given or rendered if in writing, hand delivered to the Premises or sent to Tenant at the Premises by registered or certified mail, postage prepaid.

          (d) Labor. Tenant shall not at any time prior to or during the term
              -----
hereof, either directly or indirectly, use any contractors, labor or materials whose use would create any difficulty with other contractors or labor engaged by Tenant, Landlord or by others in the construction, maintenance or operation of the Premises, the Building or the Project.

          (e) Security. Landlord shall be the sole determinant of the type and
              --------
amount of security services to be provided to the Project, if any. In all events, Landlord shall not be liable to Tenant, and Tenant hereby waives any claim against Landlord, for, and expressly assumes the risk of (i) any unauthorized or criminal entry of third parties into the Premises, the Building or the Project, (ii) any damage to persons, or (iii) any loss of property in and about the Premises, the Building or the Project, by or from any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown, malfunction and/or insufficiency of the security services provided by Landlord or any actual or alleged passive or active negligence of Landlord.

          (f) Storage. Any storage space at any time demised to Tenant hereunder
              -------
shall be used exclusively for storage. Notwithstanding any other provision of this Lease to the contrary, (i) Landlord shall have no obligation to provide heating, cleaning, water or air conditioning therefor, and (ii) Landlord shall be obligated to provide to such storage space only such electricity as will, in Landlord's judgment, be adequate to light said space as storage space.

          (g) Holding Over. Tenant shall have no right to holdover or retain
              ------------
possession of any portion of the Premises after the expiration or sooner termination of this Lease. If Tenant holds over after the expiration or earlier termination of the term hereof, with or without the express or implied consent of Landlord, Tenant shall become and be only a month to month tenant at a Rent equal to the greater of (i) the then prevailing market rate as determined by Landlord in its sole and absolute discretion (subject to adjustments as provided in Paragraphs 2 and 3 hereof and prorated on a daily basis) or (ii) 125% of the Basic Annual Rent payable by Tenant immediately prior to such expiration or termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Neither any provision hereof nor acceptance by Landlord of Rent after such expiration or earlier termination shall be deemed a consent to a holdover hereunder or result in a renewal of this Lease or an extension of the term. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the term of this Lease or upon the earlier termination hereof, the right to reenter the Premises, and the right to assert any remedy at law or in equity to evict Tenant and/or collect damages in connection with any such holding over, and (ii) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

          (h) Condition of Premises. Tenant acknowledges that neither Landlord
              ---------------------
nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project, or with respect to the suitability of any part of the Project for the conduct of Tenant's business. Tenant agrees that the Premises, the Building and the Project are in good and sanitary order, condition and repair without defect.

          (i) Quiet Possession. Upon Tenant's paying the Rent reserved hereunder
              ----------------
and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the term hereof without hindrance or ejection by any person lawfully claiming under Landlord, subject to the provisions of this Lease and to the provisions of any
(i) covenants, conditions and restrictions, (ii) master lease, or (iii) deed of trust to which this Lease is subordinate or may be subordinated.

          (j) Matters of Record. Except as otherwise provided herein, this Lease
              -----------------
and Tenant's rights hereunder are subject and subordinate to all matters affecting Landlord's title to the Project recorded in the official records of the County in which the Project is located prior to and subsequent to the date hereof, including, without limitation, all covenants, conditions and restrictions and the provisions of all loan documents relating to each loan secured by a mortgage or deed of trust encumbering the Project. Tenant agrees for itself and all persons in possession or holding under it that it will comply with and not violate any such covenants, conditions and restrictions, loan documents, or other matters of record. Landlord reserves the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation of parcel maps and covenants, conditions and restrictions affecting the Premises, the Building or the Project, as long as such easements, rights, dedications, maps, and covenants, conditions and restrictions do not materially interfere with the use of the Premises by Tenant. At Landlord's request, Tenant shall join in the execution of any of the aforementioned documents.

          (k) Project Financing. Tenant acknowledges that as a material
              -----------------
inducement to Landlord to execute this Lease, (i) Tenant shall timely acknowledge and deliver to Landlord all such documents and instruments as may be customarily required by any lender providing financing to Landlord from time to time during the term hereof, including, without limitation, those documents and instruments which may be required under Paragraph 16 and (ii) if any prospective lender to Landlord shall request or require in connection with the placement of any financing to Landlord or pursuant to the provisions of any Security Document any modification of this Lease Tenant shall not delay or withhold its agreement to such proposed modification provided the same shall not modify the Basic Annual Rent payable hereunder nor materially and adversely affect the obligations of Tenant hereunder. Tenant shall be responsible for any and all liability, loss, cost, damage and expense, including, without limitation, attorneys' fees, which Landlord shall incur in connection with Tenant's failure or delay in executing, acknowledging and delivering such documents and instruments or Tenant's breach of any other covenant or agreement embodied in this Lease that results in the delay, impairment or cancellation of such financing.

          (l) Successors and Assigns. Except as otherwise provided in this
              ----------------------
Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Tenant shall attorn to each purchaser, successor or assignee of Landlord.

          (m) Brokers. Tenant warrants that it has had no dealings with any real
              -------
estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 11 of the Basic Lease Provisions and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to the broker described in Item 11 of the Basic Lease Provisions.

          (n) Name. Tenant shall not, without the prior written consent of
              ----
Landlord (which consent shall not be unreasonably withheld) use the name, insignia or logotype of the Building or the Project for any purpose, and in no event shall Tenant acquire any rights in or to such names. Tenant shall not use any picture of the Building or of the Project in its advertising, stationery or in any other manner. Landlord expressly reserves the right at any time to change the name, number, designation or logotype of the Building or the Project or the exterior or interior signage thereon and therein without the consent of Tenant without in any manner being liable to Tenant therefor.

          (o) Examination of Lease; Confidentiality. Submission of this
              -------------------------------------
instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant. Tenant agrees that (i) the terms and provisions of this Lease are confidential and constitute proprietary information of Landlord and (ii) it shall not disclose, and it shall cause its partners, officers, directors, shareholders, employees, brokers and attorneys to not disclose any term or provision of this Lease to any other person without first obtaining the prior written consent of Landlord.

          (p) Time.  Time is of the essence of this Lease and each and all of
              ----
its provisions.

          (q) Defined Terms and Marginal Headings. The words "Landlord" and
              -----------------------------------
"Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (r) Conflict of Laws; Prior Agreements; Separability. This Lease shall
              ------------------------------------------------
be governed by and construed pursuant to the laws of the State of California. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The illegality, invalidity or unenforceability of any provision of this Lease shall in no way impair or invalidate any other provision of this Lease, and such remaining provisions shall remain in full force and effect.

          (s) Authority. If Tenant is a corporation, each individual executing
              ---------
this Lease on behalf of Tenant hereby covenants and warrants that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. If Tenant is a partnership or trust, each individual executing this Lease on behalf of Tenant hereby covenants and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the terms of such entity's partnership or trust agreement. Tenant shall provide Landlord on demand with such evidence of such authority as Landlord shall reasonably request, including, without limitation, resolutions, certificates and opinions of counsel.

          (t) Common Areas. The rights of Tenant hereunder in and to the Common
              ------------
Areas shall at all times be nonexclusive with the rights of Landlord and other tenants of Landlord who use the same in common with Tenant, and it shall be the duty of Tenant to keep all of the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations, and to use the Common Areas only for normal activities, parking and ingress and egress by Tenant and its employees, agents, representatives, licensees and invitees to and from the Premises, the Building or the Project. If, in the opinion of Landlord, unauthorized persons are using the Common Areas by reason of the presence of Tenant in the Premises, Tenant, upon demand of

Landlord, shall correct such situation by appropriate action or proceedings against all such unauthorized persons. Nothing herein shall affect the rights of Landlord at any time to remove any such unauthorized persons from said areas or to prevent the use of any of said areas by unauthorized persons.

          (u) Joint and Several Liability. If two or more individuals,
              ---------------------------
corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, then the liability of each such member shall be joint and several.

          (v) Rental Allocation. For purposes of Section 467 of the Internal
              -----------------
Revenue Code of 1986, as amended from time to time, Landlord and Tenant hereby agree to allocate all Rent to the period in which payment is due, or if later, the period in which Rent is paid.

          (w) Rules and Regulations. Tenant agrees to comply with all rules and
              ---------------------
regulations of the Building and the Project imposed by Landlord as set forth on Exhibit "D" attached hereto, as the same may be changed from time to time upon reasonable notice to Tenant. Landlord shall not be liable to Tenant for the failure of any other tenant or any of its assignees, subtenants, or their respective agents, employees, representatives, invitees or licensees to conform to such rules and regulations.

          (x) Financial Statements. Upon Landlord's written request, Tenant shall promptly furnish, and cause each guarantor of this Lease to furnish, Landlord from time to time, with financial statements compiled by a certified public accountant in accordance with generally accepted accounting principles (without footnotes) certified by an officer of Tenant stating that such financial statements present fairly Tenant's then current financial condition and contain no material misstatements or omissions.

          (y) Termination. If Landlord decides to alter, demolish or close the
              -----------
Project, or any portion thereof, in connection with Landlord's expansion, reduction, removal, renovation or construction of new or existing improvements in any portion of the Project, then Landlord may, in its sole discretion, terminate this Lease, provided Landlord gives Tenant at least one hundred eighty
(180) days' written notice prior to the date that Tenant is required to remove itself and all personal property from the Premises ("VACATION DATE"). The Lease shall remain in full force and effect until the Vacation Date. Tenant shall (a) remove itself and all personal property from the Premises prior to the Vacation Date, (b) surrender the Premises to Landlord as required in Section 5 (c) of this Lease, and (c) execute a quitclaim deed prepared by Landlord. If Tenant performs such terms (a), (b) and (c) by the Vacation Date, Landlord shall pay Tenant an amount not to exceed the sum of Five Hundred Dollars ($500) toward the costs of Tenants expenses in connection with or resulting from the termination of this Lease, such as change of stationary, business cards and advertising. Landlord shall have no further obligation or responsibility to Tenant.

                           FIRST AMENDMENT TO LEASE
                           ------------------------

          This FIRST AMENDMENT TO LEASE ("AMENDMENT") is effective as of December 1, 1997, and is entered into by and between MORENO CORPORATE CENTER, L.L.C., a Delaware limited liability company ("LANDLORD"), and THE KEITH COMPANIES, INC., a California corporation ("TENANT").

                                R E C I T A L S
                                - - - - - - - -

          A. Landlord and Tenant previously entered into that certain Lease dated January 1, 1996 ("LEASE"), with regard to certain premises referred to as "Floors 2 and 3" ("EXISTING PREMISES") located on certain property at 22690 Cactus Avenue, Moreno Valley, California and more commonly known as "Moreno Corporate Center" ("PROPERTY"). All initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. All references to "Lease" shall mean the Lease as amended by this Amendment.

          B. Upon the terms and conditions set forth below, Landlord and Tenant desire to amend the Lease to add to the Premises under the Lease that certain additional space commonly known as "Suites 117-119" ("ADDITIONAL PREMISES") located at 14300 Elsworth Street, Moreno Valley, California. The Additional Premises contain approximately 3,279 square feet. The Additional Premises and the Existing Premises are sometimes collectively hereinafter referred to as the "TOTAL PREMISES".

          In consideration of the facts recited above, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.   Additional Premises.  In addition to the Existing Premises,
               -------------------
Landlord hereby leases to Tenant the Additional Premises as more particularly described on Exhibit "A" attached hereto, and in accordance with the terms of
             ------------
this Amendment and the Lease.

          2.   Additional Premises Term.  The Term of the Lease with respect to
               ------------------------
the Additional Premises shall commence on December 1, 1997 ("ADDITIONAL PREMISES COMMENCEMENT DATE"), and shall be a periodic month-to-month tenancy ("ADDITIONAL PREMISES TERM"). The Additional Premises Term may be terminated by Landlord or Tenant upon thirty (30) days prior written notice to the other. Any termination of the Additional Premises Term shall not in any way affect the term of the Lease with respect to the Existing Premises.

          3.   Rent.  The Base Monthly Rent for the Additional Premises shall be
               ----
$819.75 per month, payable pursuant to the terms and conditions set forth in the Lease; provided, however, that any provisions in the Lease regarding Abated Rent shall not affect the amount payable by Tenant hereunder as Base Monthly Rent for the Additional Premises. Tenant's obligation to pay Base Monthly Rent and any and all other amounts due under this Amendment and the Lease with respect to the Additional Premises shall commence on the Additional Premises Commencement Date. Such Base Monthly Rent for the initial month of the Additional Premises Term shall be prorated as of the Additional Premises Commencement Date. In addition to Base Monthly Rent, Tenant shall be required to pay, with respect to the Additional Premises, any and all other sums, money or charges of whatsoever
nature required to be paid under the Lease.    Notwithstanding the foregoing,
Tenant shall have no obligation to pay additional rent with respect to the Additional Premises which is attributable to Landlord's operating expenses or common area maintenance charges for the Property.

          4.   Additional Security Deposit.  Concurrently with the execution of
               ---------------------------
this Amendment by Tenant, Tenant shall deliver to Landlord the sum of $819.75 as an additional security deposit which shall be held by Landlord in accordance with and subject to any and all terms of the Lease relating to security deposits.

          5.   Condition of Additional Premises.  Tenant hereby accepts the
               --------------------------------
Additional Premises in its current " AS-IS " condition. Tenant acknowledges and agrees that Landlord shall not be obligated to make any improvements to the Additional Premises, that Landlord has not made any representations or warranties as to the Additional Premises and that after the Additional Premises Commencement Date, Tenant shall make all improvements to the Additional Premises thereafter required by applicable law.

          6.   Use.  Item No. 12 of the Basic Lease Provisions is hereby amended
               ---
to provide that Tenant shall use the Additional Premises for storage and warehouse purposes only. The use by Tenant of the Total Premises, including the Additional Premises, shall be in accordance with Item No. 12 of the Basic Lease Provisions, as amended above, and any and all additional use provisions contained in the Lease.

          7.   Waiver and Release. Tenant hereby expressly waives, and releases
               ------------------
Landlord from, any and all claims, obligations, liabilities, acts, omissions, causes of action, damages, costs, losses and expenses, whether now existing or hereafter arising, known or unknown, which arise out of, are connected with or relate to any acts, omissions, events, or circumstances arising prior to the date of execution of this Amendment.

          Tenant hereby agrees, represents and warrants that the matters released herein are not limited to matters that are known or disclosed, and Tenant hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          Tenant hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses that are presently unknown, unanticipated and unsuspected, and it further agrees, represents and warrants that the release set forth above has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the parties set forth hereinabove from any such unknown causes of action, claims, damages, costs, losses and expenses that are in any way related to the matters referred to hereinabove.

          8.   Effect of Amendment of Lease.  Except to the extent the Lease is
               ----------------------------
modified by this Amendment, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

          9.   Construction.  In the event of a conflict between the terms of
               ------------
the Lease and the terms of this Amendment, the terms of this Amendment shall govern and prevail. The language of this

Amendment shall not be construed against any party since all parties have participated in the negotiation and drafting of this Amendment.

          10.  Governing Law.  This Amendment shall be construed in accordance
               -------------
with and governed by the laws of the State of California.

          11.  Successors and Assigns.  Subject to the provisions of the Lease
               ----------------------
relating to assignment, mortgaging, pledging and subletting, the Lease, as amended by this Amendment, shall bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.

          12.  Attorneys' Fees.  If either party commences an action or
               ---------------
proceeding to enforce or interpret this Amendment, the prevailing party (as determined by the trier of fact and confirmed on appeal, if any) shall be entitled to collect its attorneys' fees and costs incurred in connection with such action or proceeding (including any appeals) from the other party, and the prevailing party's rights and the other party's obligations hereunder shall be severable from, and shall survive and not merge into, any judgment.

          13.  Brokerage Commission.  Tenant has incurred no liability for any
               --------------------
brokerage commission or finder's fee arising from or relating to the transactions contemplated by this Amendment or the Lease. Tenant hereby indemnifies and agrees to protect, defend and hold harmless Landlord from and against all liability, cost, damage or expense (including, without limitation, attorneys' fees and costs incurred in connection therewith) on account of any brokerage commission or finder's fee in connection with this transaction. This indemnification is intended to be solely for the benefit of Landlord and its successors and assigns and is not intended to benefit, nor may it be relied upon by, any other person or entity.

          14.  Counterparts.  This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          15.  Entire Agreement.  This Amendment constitutes the entire
               ----------------
agreement of Landlord and Tenant with respect to the specific subject matter hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first written above.

"LANDLORD":

MORENO CORPORATE CENTER, L.L.C.,
a Delaware limited liability company

By:   TCW Asset Management Company,
      a California corporation
      Its Manager

      By:   /s/ RUSSEL S. BERNARD
      Name: RUSSEL S. BERNARD
      Its:  AUTHORIZED SIGNATORY

      By:   /s/ KENNETH LIANG
      Its:  Authorized Signatory

"TENANT":

THE KEITH COMPANIES, INC.
a California corporation

By:   /s/ Jerry Brickman
      Jerry Brickman
Its:  Chief Operating Officer

                                       4